SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 3, 2010

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

42745 U.S. Highway 27, Davenport, FL	33837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 419-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 3, 2010, CenterState Banks, Inc. (the “Company”) announced that its three national bank subsidiaries will be combined into one consolidated national bank. CenterState Bank Central Florida, N.A. and CenterState Bank, N.A. will be merged into CenterState Bank of Florida, N.A. subject to regulatory approval. The Company expects that the combination will lead to a more effective capital management process, as well as potential operational efficiencies. The consummation of the merger is expected to occur by the end of the fourth quarter. Currently, the Company does not intend to merge its only state chartered subsidiary bank (Valrico State Bank) into the combined national bank, but retains that option for a later date.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these provisions. Such statements involve certain risks and uncertainties, including statements regarding the Company’s strategic direction, prospects and future results, anticipated future operating and financial performance, financial position and liquidity, business prospects, strategic alternatives, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, acquisition and divestiture opportunities, plans and objectives of management for future operations, and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward-looking statements. Certain factors, including those outside the Company’s control, may cause actual results to differ materially from those in the “forward-looking” statements, including economic and other conditions in the markets in which the Company operates; inability to complete the investment announced today; management’s ability to effectively execute the Company’s business plan; regulatory enforcement actions to which the Company and the Bank are currently, and may in the future be, subject; changes in capital classification; changes in the economy affecting real estate values; inability to attract and retain deposits; changes in the level of non-performing assets and charge-offs; changes in the financial performance and/or condition of the Bank’s borrowers; inflation, interest rate, cost of funds, securities market and monetary fluctuations; changes in laws and regulations; competition; seasonality; and the other risks discussed in the Company’s filings with the Securities and Exchange Commission, which discussions are incorporated in this Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Exhibits:

Exhibit 99.1	Plan of Merger and Merger Agreement dated September 3, 2010 by and between CenterState Bank Central Florida, N.A., CenterState Bank, N.A. and CenterState Bank of Florida, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/S/ JAMES J. ANTAL
James J. Antal
Senior Vice President and
Chief Financial Officer

Date: September 7, 2010

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